Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL

OFFICER OF HILAND HOLDINGS GP, LP

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying quarterly report on Form 10-Q for the three months ended March 31, 2006 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ken Maples, Chief Financial Officer, Vice President-Finance and Secretary of Hiland Partners GP Holdings, LLC, the general partner of Hiland Holdings GP, LP (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2007	/s/ Ken Maples
Ken Maples
Chief Financial Officer, Vice President-Finance and Secretary